Exhibit 99.2
Supplemental Financial Information
First Quarter 2014

Table of Contents	PRIMERICA, INC. Financial Supplement

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2013.

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Preface	PRIMERICA, INC. Financial Supplement

FIRST QUARTER 2014

This document is a financial supplement to our first quarter 2014 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

●
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”), the impact of realized investment gains and losses, and the impact of charges recorded for the potential settlement of claims made by certain Florida Retirement System (FRS) plan participants as described in our Form 8-K dated January 16, 2014.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Discontinued Operations
In January 2014, National Benefit Life Insurance Company, our New York insurance company, sold the assets and liabilities of its short-term statutory disability benefit insurance business ("DBL") to AmTrust North America, Inc., which assumed all liabilities for DBL insurance. The results of operations for DBL were previously reported in our Corporate and Other Distributed Products segment. As a result, beginning in the first quarter of 2014, the historical results of DBL have been eliminated from our Corporate and Other Distributed Products segment and are now reported in discontinued operations in Primerica’s consolidated statements of income for all periods presented.

Historical DBL results now reported in discontinued operations
($ in thousands)
	FY 2011	FY 2012	FY 2013	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Direct premiums	$40,465	$36,943	$36,878	$9,995	$8,817	$9,048	$9,018	$—
Benefits and claims	30,170	24,699	21,543	5,430	5,447	5,364	5,301	—
Insurance commissions	6,405	5,831	5,941	1,843	1,293	1,396	1,410	—
Insurance expenses	5,099	5,647	3,202	1,630	1,581	(1,493)	1,485	—
Net gain on sale	—	—	—	—	—	—	—	2,455
Income before income taxes	(1,209)	766	6,192	1,092	496	3,781	822	2,455
Net Income	$(783)	$497	$4,024	$710	$322	$2,458	$534	$1,596

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconcialition of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014
Condensed Balance Sheets
Assets:
Investments and cash	$2,068,752	$2,115,144	$1,876,077	$1,909,560	$1,984,592	$2,014,610
Due from reinsurers	4,005,194	4,005,539	3,993,258	4,033,138	4,055,054	4,074,527
Deferred policy acquisition costs	1,066,422	1,098,124	1,133,542	1,179,143	1,208,466	1,242,983
Other assets	579,393	599,840	566,809	564,953	578,009	597,265
Separate account assets	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829	2,458,739
Total assets	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950	$10,388,124

Liabilities:
Future policy benefits	$4,850,488	$4,898,538	$4,943,743	$5,022,048	$5,063,103	$5,103,278
Other policy liabilities	606,310	614,892	584,587	587,646	593,083	585,216
Income taxes	114,611	122,925	89,713	101,708	105,885	127,906
Other liabilities	358,577	366,670	344,649	329,567	377,690	375,864
Notes payable	374,433	374,445	374,457	374,469	374,481	374,494
Payable under securities lending	139,927	133,325	86,272	75,852	89,852	109,094
Separate account liabilities	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829	2,458,739
Total liabilities	9,062,461	9,125,463	8,859,162	9,004,174	9,107,923	9,134,591
Stockholders’ equity:
Common stock ($0.01 par value) (1)	564	567	545	547	548	546
Paid-in capital	602,269	609,100	456,050	464,784	472,632	462,837
Retained earnings	503,173	535,609	572,714	609,778	640,840	679,183
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	114,958	112,263	74,845	72,773	67,378	78,911
Net unrealized investment losses other-than-temporarily impaired	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)	(1,346)
Cumulative translation adjustment	55,488	51,358	43,158	48,672	41,975	33,404
Total stockholders’ equity	1,275,416	1,307,853	1,146,265	1,195,505	1,222,027	1,253,532
Total liabilities and stockholders' equity	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950	$10,388,124

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	114,958	112,263	74,845	72,773	67,378	78,911
Net unrealized investment losses other-than-temporarily impaired	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)	(1,346)
Total reconciling items	113,923	111,219	73,797	71,726	66,032	77,564
Total stockholders’ equity	$1,275,416	$1,307,853	$1,146,265	$1,195,505	$1,222,027	$1,253,532

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,218,939	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996
Net Income	40,270	38,845	43,490	43,190	37,201	45,080
Shareholder dividends	(5,321)	(6,409)	(6,385)	(6,126)	(6,138)	(6,738)
Retirement of shares and warrants	(98,208)	(3,077)	(166,395)	—	—	(19,187)
Net foreign currency translation adjustment	(2,746)	(4,130)	(8,200)	5,514	(6,697)	(8,571)
Other, net	8,559	9,911	13,323	8,736	7,850	9,389
Balance, end of period	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,036,020	$1,066,422	$1,098,124	$1,133,542	$1,179,143	$1,208,466
General expenses deferred	6,869	6,631	8,669	7,399	7,396	7,273
Commission costs deferred	60,349	60,048	63,835	65,535	63,828	69,559
Amortization of deferred policy acquisition costs	(34,628)	(31,252)	(30,111)	(32,192)	(35,627)	(35,193)
Foreign currency impact and other, net	(2,187)	(3,726)	(6,974)	4,860	(6,274)	(7,122)
Balance, end of period	$1,066,422	$1,098,124	$1,133,542	$1,179,143	$1,208,466	$1,242,983

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except per-share data)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	56,598,327	56,510,785	54,957,274	55,080,615	55,211,213	(1,387,114)	-2.5%

Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$6,235	16.1%
Less income attributable to unvested participating securities	(1,017)	(553)	(556)	(482)	(577)	441	43.3%
Net income used in computing basic EPS	$37,828	$42,938	$42,633	$36,718	$44,504	$6,676	17.6%
Basic earnings per share	$0.67	$0.76	$0.78	$0.67	$0.81	$0.14	20.6%

Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$4,712	12.2%
Less operating income attributable to unvested participating securities	(1,011)	(523)	(528)	(600)	(554)	457	45.2%
Net operating income used in computing basic operating EPS	$37,591	$40,642	$40,468	$45,634	$42,760	$5,169	13.7%
Basic operating income per share	$0.66	$0.72	$0.74	$0.83	$0.77	$0.11	16.6%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	56,598,327	56,510,785	54,957,274	55,080,615	55,211,213	(1,387,114)	-2.5%
Dilutive impact of warrants and options	1,809,066	1,338,164	1,187	15,012	21,997	(1,787,069)	-98.8%
Shares used to calculate diluted EPS	58,407,393	57,848,949	54,958,461	55,095,627	55,233,210	(3,174,183)	-5.4%

Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$6,235	16.1%
Less income attributable to unvested participating securities	(991)	(542)	(556)	(482)	(577)	415	41.8%
Net income used in computing diluted EPS	$37,854	$42,948	$42,633	$36,718	$44,504	$6,650	17.6%
Diluted earnings per share	$0.65	$0.74	$0.78	$0.67	$0.81	$0.16	24.3%

Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$4,712	12.2%
Less operating income attributable to unvested participating securities	(985)	(513)	(528)	(600)	(554)	431	43.8%
Net operating income used in computing diluted operating EPS	$37,617	$40,652	$40,468	$45,635	$42,760	$5,143	13.7%
Diluted operating income per share	$0.64	$0.70	$0.74	$0.83	$0.77	$0.13	20.2%

						YOY Q1
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,291,635	$1,227,059	$1,170,885	$1,208,766	$1,237,780	$(53,855)	-4.2%
Average adjusted stockholders' equity	$1,179,064	$1,134,551	$1,098,123	$1,139,888	$1,165,982	$(13,082)	-1.1%

Net income return on stockholders' equity	12.0%	14.2%	14.8%	12.3%	14.6%	2.5%	nm
Net income return on adjusted stockholders' equity	13.2%	15.3%	15.7%	13.1%	15.5%	2.3%	nm

Net operating income return on adjusted stockholders' equity	13.1%	14.5%	14.9%	16.2%	14.9%	1.8%	nm

Capital Structure
Debt-to-capital (1)	22.3%	24.6%	23.9%	23.5%	23.0%	0.7%	nm

Cash and invested assets to stockholders' equity	1.6x	1.6x	1.6x	1.6x	1.6x	(0.0x)	nm
Cash and invested assets to adjusted stockholders' equity	1.8x	1.7x	1.7x	1.7x	1.7x	(0.1x)	nm

Share count, end of period (2)	56,682,195	54,503,822	54,686,613	54,833,510	54,569,108	(2,113,087)	-3.7%
Adjusted stockholders' equity per share	$21.11	$19.68	$20.55	$21.08	$21.55	$0.44	2.1%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	nm	nm
A.M. Best	A+	A+	A+	A+	A+	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm
S&P	A-	A-	A-	A-	A-	nm	nm
A.M. Best	a-	a-	a-	a-	a-	nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$560,904	$568,391	$567,047	$568,848	$568,205	$7,301	1.3%
Ceded premiums	(410,604)	(417,450)	(407,489)	(408,615)	(402,715)	7,889	1.9%
Net premiums	150,300	150,941	159,558	160,233	165,490	15,189	10.1%
Net investment income	23,216	21,027	22,103	22,407	21,599	(1,617)	-7.0%
Commissions and fees:
Sales-based (1)	49,718	52,164	51,991	54,447	57,963	8,245	16.6%
Asset-based (2)	47,428	49,436	50,981	53,432	53,749	6,321	13.3%
Account-based (3)	9,454	9,589	9,813	10,012	9,723	269	2.8%
Other commissions and fees	5,674	5,994	5,658	6,019	5,499	(174)	-3.1%
Realized investment (losses) gains	2,286	3,468	(407)	899	26	(2,023)	-88.5%
Other, net	10,375	10,871	10,712	10,774	10,043	(332)	-3.2%
Total revenues	298,450	303,490	310,408	318,222	324,328	25,877	8.7%
Benefits and expenses:
Benefits and claims	68,816	64,322	76,548	70,246	75,191	6,376	9.3%
Amortization of DAC	31,252	30,111	32,192	35,627	35,193	3,941	12.6%
Insurance commissions	4,223	4,131	3,933	4,242	4,083	(140)	-3.3%
Insurance expenses	25,512	26,513	26,576	26,854	28,502	2,989	11.7%
Sales commissions:
Sales-based (1)	35,403	36,730	36,296	38,222	41,594	6,190	17.5%
Asset-based (2)	16,637	17,778	18,775	19,956	20,695	4,058	24.4%
Other sales commissions	3,007	3,129	3,316	2,986	2,833	(175)	-5.8%
Interest expense	8,795	8,792	8,726	8,704	8,606	(189)	-2.1%
Other operating expenses	45,664	45,031	41,273	55,241	40,798	(4,866)	-10.7%
Total benefits and expenses	239,310	236,539	247,636	262,078	257,495	18,185	7.6%
Income from continued operations before income taxes	59,140	66,950	62,772	56,143	66,832	7,692	13.0%
Income taxes	21,005	23,783	22,041	19,477	23,347	2,343	11.2%
Net income from continued operations	38,135	43,168	40,732	36,666	43,485	5,350	14.0%
Net income from discontinued operations net tax	710	322	2,458	534	1,596	886	124.7%
Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$6,235	16.1%

Income from Continued Operations Before Income Taxes by Segment
Term Life	$45,125	$51,898	$50,136	$50,042	$47,204	$2,079	4.6%
Investment & Savings Products	26,353	27,488	31,498	19,810	34,028	7,675	29.1%
Corporate & Other Distributed Products	(12,338)	(12,435)	(18,862)	(13,709)	(14,399)	(2,062)	-16.7%
Income from continued operations before income taxes	$59,140	$66,950	$62,772	$56,143	$66,832	$7,692	13.0%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	$ Change	% Change
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$296,164	$300,022	$310,815	$317,323	$324,065	$27,901	9.4%

Operating revenues reconciling items:
Realized investment gains/losses	2,286	3,468	(407)	899	263	nm	nm
Total operating revenues reconciling items	2,286	3,468	(407)	899	263	nm	nm

Total revenues	$298,450	$303,490	$310,408	$318,222	$324,328	$25,877	8.7%

Reconciliation from Operating Income Before Income Taxes to Income from Continued Operations Before Income Taxes
Operating income before income taxes	$59,864	$63,844	$63,179	$70,795	$66,569	$6,705	11.2%

Operating income before income taxes reconciling items:
Realized investment gains/losses	2,286	3,468	(407)	899	263	nm	nm
FRS legal settlements	—	(188)	—	(15,551)	—	nm	nm
Initial & accelerated management / field grant expense	(3,010)	(174)	—	—	—	nm	nm
Total operating income before income taxes reconciling items	(724)	3,106	(407)	(14,652)	263	nm	nm

Income from continued operations before income taxes	$59,140	$66,950	$62,772	$56,143	$66,832	$7,692	13.0%

Reconciliation from Net Operating Income to Net Income
Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$4,712	12.2%

Net operating income reconciling items:
Operating income before income taxes reconciling items	(724)	3,106	(407)	(14,652)	263	nm	nm
Tax impact of operating income reconciling items at effective tax rate	257	(1,103)	143	5,084	(92)	nm	nm
Total net operating income reconciling items	(467)	2,003	(264)	(9,568)	171	nm	nm

Net income from continued operations	$38,135	$43,168	$40,732	$36,666	$43,485	$5,350	14.0%
Net income from discontinued operations net tax	710	322	2,458	534	1,596	nm	nm
Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$6,235	16.1%

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Segment Operating Results	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$7,629	1.4%
Ceded premiums	(407,854)	(414,222)	(404,459)	(405,506)	(400,334)	7,520	1.8%
Net premiums	144,180	144,813	153,027	155,142	159,330	15,150	10.5%
Allocated net investment income	16,670	16,935	17,385	17,807	16,713	44	0.3%
Other, net	6,984	7,435	7,399	7,199	6,937	(46)	-0.7%
Operating revenues	167,833	169,183	177,811	180,147	182,980	15,147	9.0%
Benefits and expenses:
Benefits and claims	65,547	61,689	67,788	67,334	71,263	5,717	8.7%
Amortization of DAC	27,865	25,777	29,679	32,570	32,721	4,857	17.4%
Insurance commissions	1,199	1,062	901	1,437	1,315	116	9.7%
Insurance expenses	23,846	24,508	25,125	24,603	26,413	2,568	10.8%
Interest expense	4,252	4,250	4,183	4,161	4,063	(190)	-4.5%
Operating benefits and expenses	122,708	117,285	127,676	130,105	135,776	13,068	10.6%
Operating income before income taxes	$45,125	$51,898	$50,136	$50,042	$47,204	$2,079	4.6%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$49,718	$52,164	$51,991	$54,447	$57,963	$8,245	16.6%
Asset-based	47,428	49,436	50,981	53,432	53,749	6,321	13.3%
Account-based	9,454	9,589	9,813	10,012	9,723	269	2.8%
Other, net	2,122	2,172	1,939	2,442	1,836	(285)	-13.5%
Operating revenues	108,721	113,361	114,723	120,333	123,270	14,549	13.4%
Benefits and expenses:
Amortization of DAC	2,892	3,876	2,542	1,885	2,335	(556)	-19.2%
Insurance commissions	2,274	2,331	2,249	2,193	2,086	(188)	-8.2%
Sales commissions:
Sales-based	35,403	36,730	36,296	38,222	41,594	6,190	17.5%
Asset-based	16,637	17,778	18,775	19,956	20,695	4,058	24.4%
Other operating expenses	25,162	24,971	23,362	22,716	22,532	(2,630)	-10.5%
Operating benefits and expenses	82,368	85,686	83,224	84,972	89,243	6,874	8.3%
Operating income before income taxes	$26,353	$27,675	$31,498	$35,361	$34,028	$7,675	29.1%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,870	$9,356	$9,561	$8,200	$8,542	$(328)	-3.7%
Ceded premiums	(2,750)	(3,229)	(3,030)	(3,109)	(2,381)	368	13.4%
Net premiums	6,120	6,127	6,531	5,091	6,160	40	0.7%
Allocated net investment income	6,546	4,092	4,718	4,600	4,885	(1,661)	-25.4%
Commissions and fees:
Loans	293	406	264	256	200	(93)	-31.9%
DebtWatchers	491	462	482	411	385	(106)	-21.6%
Prepaid Legal Services	2,254	2,255	2,396	2,415	2,339	84	3.7%
Auto and Homeowners Insurance	1,685	1,890	1,470	1,982	1,719	34	2.0%
Long-Term Care Insurance	627	664	704	565	521	(107)	-17.0%
Other sales commissions	323	316	342	389	337	14	4.3%
Other, net	1,270	1,264	1,374	1,133	1,269	(1)	-0.1%
Operating revenues	19,610	17,478	18,281	16,843	17,814	(1,795)	-9.2%
Benefits and expenses:
Benefits and claims	3,269	2,634	8,760	2,912	3,928	659	20.2%
Amortization of DAC	496	459	(29)	1,171	137	(359)	-72.4%
Insurance commissions	750	738	783	612	681	(69)	-9.2%
Insurance expenses	1,667	2,006	1,451	2,252	2,088	421	25.3%
Sales commissions	3,007	3,129	3,316	2,986	2,833	(175)	-5.8%
Interest expense	4,543	4,543	4,543	4,543	4,543	1	nm
Other operating expenses	17,492	19,698	17,911	16,975	18,266	775	4.4%
Operating benefits and expenses	31,224	33,207	36,736	31,451	32,477	1,253	4.0%
Operating income before income taxes	$(11,614)	$(15,729)	$(18,455)	$(14,608)	$(14,662)	$(3,048)	-26.2%

8 of 15

Term Life Insurance - Financial Results	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)						YOY Q1
Term Life Insurance Operating Income Before Income Taxes	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	$ Change	% Change
Revenues:
Direct premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$7,629	1.4%
Ceded premiums	(407,854)	(414,222)	(404,459)	(405,506)	(400,334)	7,520	1.8%
Net premiums	144,180	144,813	153,027	155,142	159,330	15,150	10.5%
Allocated net investment income	16,670	16,935	17,385	17,807	16,713	44	0.3%
Other, net	6,984	7,435	7,399	7,199	6,937	(46)	-0.7%
Operating revenues	167,833	169,183	177,811	180,147	182,980	15,147	9.0%
Benefits and expenses:
Benefits and claims	65,547	61,689	67,788	67,334	71,263	5,717	8.7%
Amortization of DAC	27,865	25,777	29,679	32,570	32,721	4,857	17.4%
Insurance commissions	1,199	1,062	901	1,437	1,315	116	9.7%
Insurance expenses	23,846	24,508	25,125	24,603	26,413	2,568	10.8%
Interest expense	4,252	4,250	4,183	4,161	4,063	(190)	-4.5%
Operating benefits and expenses	122,708	117,285	127,676	130,105	135,776	13,068	10.6%
Operating income before income taxes	$45,125	$51,898	$50,136	$50,042	$47,204	$2,079	4.6%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$106,077	$114,407	$119,852	$125,394	$130,855	$24,777	23.4%
Ceded premiums	(18,577)	(20,927)	(18,937)	(19,934)	(23,400)	(4,823)	-26.0%
Net premiums	87,501	93,479	100,915	105,460	107,455	19,954	22.8%
Allocated net investment income	3,513	3,941	4,438	5,055	5,182	1,669	47.5%
Other, net	6,957	7,366	7,304	7,128	6,924	(33)	-0.5%
Operating revenues	97,971	104,786	112,657	117,643	119,561	21,590	22.0%
Benefits and expenses:
Benefits and claims	32,124	33,764	39,105	40,357	40,597	8,472	26.4%
Amortization of DAC	17,759	17,091	20,417	23,817	23,470	5,711	32.2%
Insurance commissions	829	659	493	585	911	83	10.0%
Insurance expenses	31,613	32,550	33,040	33,567	34,961	3,348	10.6%
Interest expense	361	403	422	464	483	122	33.9%
Operating benefits and expenses	82,686	84,466	93,477	98,789	100,422	17,736	21.4%
Operating income before income taxes	$15,284	$20,320	$19,180	$18,854	$19,138	$3,854	25.2%

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$445,957	$444,628	$437,634	$435,255	$428,809	$(17,148)	-3.8%
Ceded premiums	(389,277)	(393,294)	(385,522)	(385,572)	(376,934)	12,344	3.2%
Net premiums	56,679	51,334	52,112	49,682	51,875	(4,805)	-8.5%
Allocated net investment income	13,156	12,994	12,947	12,752	11,531	(1,625)	-12.4%
Other, net	27	70	96	70	14	(13)	-48.7%
Operating revenues	69,863	64,397	65,155	62,504	63,420	(6,443)	-9.2%
Benefits and expenses:
Benefits and claims	33,422	27,925	28,683	26,977	30,666	(2,756)	-8.2%
Amortization of DAC	10,105	8,686	9,262	8,753	9,252	(854)	-8.4%
Insurance commissions	371	404	408	852	404	33	9.0%
Insurance expenses	9,128	8,598	8,490	7,203	7,664	(1,464)	-16.0%
Insurance expense allowance	(16,896)	(16,640)	(16,405)	(16,168)	(16,212)	684	4.0%
Interest expense	3,892	3,847	3,761	3,698	3,580	(312)	-8.0%
Operating benefits and expenses	40,022	32,819	34,199	31,316	35,354	(4,668)	-11.7%
Operating income before income taxes	$29,841	$31,578	$30,956	$31,188	$28,066	$(1,774)	-5.9%

(1)	Represents results associated with business written subsequent to the 2010 Citi reinsurance transactions.
(2)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 15

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	92,373	90,917	92,227	94,529	95,566	3,193	3.5%
New life-licensed representatives	7,165	8,875	9,630	8,485	7,447	282	3.9%
Non-renewal and terminated representatives	(8,621)	(7,565)	(7,328)	(7,448)	(7,631)	990	11.5%
Life-insurance licensed sales force, end of period	90,917	92,227	94,529	95,566	95,382	4,465	4.9%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$40.2	$45.9	$43.9	$43.5	$40.1	$(0.1)	-0.3%
Additions and increases in premium	11.4	12.3	12.3	12.5	12.4	1.0	8.7%
Total estimated annualized issued term life premium	$51.6	$58.2	$56.2	$56.0	$52.5	$0.9	1.7%

Issued term life policies	50,356	57,622	53,997	52,642	49,320	(1,036)	-2.1%
Estimated average annualized issued term life premium per policy (1)(2)	$799	$797	$813	$826	$813	$14	1.8%

Term life face amount in-force, beginning of period ($mills)	$670,412	$670,414	$674,355	$676,360	$674,868	$4,456	0.7%
Issued term life face amount (3)	15,709	17,798	17,056	17,219	15,748	38	0.2%
Terminated term life face amount	(14,917)	(13,139)	(14,346)	(15,329)	(14,160)	757	5.1%
Foreign currency impact, net	(790)	(719)	(704)	(3,383)	(3,378)	(2,588)	nm
Term life face amount in-force, end of period	$670,414	$674,355	$676,360	$674,868	$673,078	$2,663	0.4%

New Term Life Insurance - Financial Analysis

Direct premium	$106,077	$114,407	$119,852	$125,394	$130,855	24,777	23.4%

New term life operating income before income taxes	$15,284	$20,320	$19,180	$18,854	$19,138	3,854	25.2%
% of direct premium	14.4%	17.8%	16.0%	15.0%	14.6%	nm	nm

Benefits & expenses, net (4)	$69,289	$72,441	$78,952	$84,692	$88,378	19,089	27.5%
% of direct premium	65.3%	63.3%	65.9%	67.5%	67.5%	nm	nm

Insurance expenses, net (5)	$24,656	$25,184	$25,736	$26,439	$28,038	3,381	13.7%
% of direct premium	23.2%	22.0%	21.5%	21.1%	21.4%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$445,957	$444,628	$437,634	$435,255	$428,809	(17,148)	-3.8%

Legacy term life operating income before income taxes	$29,841	$31,578	$30,956	$31,188	$28,066	(1,774)	-5.9%
% of direct premium	6.7%	7.1%	7.1%	7.2%	6.5%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues

10 of 15

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Investment & Savings Products Operating Income Before Income Taxes	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$49,718	$52,164	$51,991	$54,447	$57,963	$8,245	16.6%
Asset-based	47,428	49,436	50,981	53,432	53,749	6,321	13.3%
Account-based	9,454	9,589	9,813	10,012	9,723	269	2.8%
Other, net	2,122	2,172	1,939	2,442	1,836	(285)	-13.5%
Operating revenues	108,721	113,361	114,723	120,333	123,270	14,549	13.4%
Benefits and expenses:
Amortization of DAC	2,892	3,876	2,542	1,885	2,335	(556)	-19.2%
Insurance commissions	2,274	2,331	2,249	2,193	2,086	(188)	-8.2%
Sales commissions:
Sales-based	35,403	36,730	36,296	38,222	41,594	6,190	17.5%
Asset-based	16,637	17,778	18,775	19,956	20,695	4,058	24.4%
Other operating expenses	25,162	24,971	23,362	22,716	22,532	(2,630)	-10.5%
Operating benefits and expenses	82,368	85,686	83,224	84,972	89,243	6,874	8.3%
Operating income before income taxes	$26,353	$27,675	$31,498	$35,361	$34,028	$7,675	29.1%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$711.9	$722.7	$648.2	$683.3	$821.4	$109.5	15.4%
Indexed Annuities	92.9	111.7	104.4	104.0	84.2	(8.7)	-9.4%
Variable Annuities and other	388.1	361.5	388.0	384.3	365.8	(22.4)	-5.8%
Total sales-based revenue generating product sales	1,193.0	1,195.9	1,140.6	1,171.5	1,271.4	78.4	6.6%
Managed Accounts	56.7	57.5	57.1	53.8	62.8	6.2	10.9%
Segregated Funds	115.6	64.3	51.0	51.7	76.6	(39.0)	-33.7%
Total product sales	$1,365.3	$1,317.7	$1,248.7	$1,277.1	$1,410.8	$45.6	3.3%

Client asset values, beginning of period ($mills)	$37,386	$39,853	$40,166	$42,177	$44,990	$7,604	20.3%
Inflows	1,365	1,318	1,249	1,277	1,411	46	3.3%
Outflows (1)	(1,283)	(1,165)	(1,140)	(1,146)	(1,246)	37	2.9%
Net flows	82	153	109	131	165	83	nm
Change in market value, net and other (2)	2,384	161	1,901	2,682	683	(1,701)	nm
Client asset values, end of period	$39,853	$40,166	$42,177	$44,990	$45,839	$5,986	15.0%

Average client asset values ($mills)
Retail Mutual Funds	$25,170	$26,041	$26,478	$28,122	$28,842	$3,672	14.6%
Managed Accounts	652	786	882	1,004	1,095	443	67.9%
Indexed Annuities	441	545	648	750	839	398	90.1%
Variable Annuities and other	9,869	10,352	10,687	11,410	11,839	1,970	20.0%
Segregated Funds	2,624	2,601	2,529	2,546	2,449	(175)	-6.7%
Total	$38,756	$40,326	$41,225	$43,832	$45,063	$6,307	16.3%

Average number of fee-generating accounts (thous) (3)	2,536	2,522	2,537	2,566	2,587	52	2.0%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.20%	1.29%	1.38%	1.38%	1.29%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.06%	0.07%	0.07%	0.06%	nm	nm

Account-based revenue per average fee generating account (6)	$3.73	$3.80	$3.87	$3.90	$3.76	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 15

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2014
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$158,438	$158,438	$-	8.0%	8.5%

Fixed Income:
Treasury	31,533	31,433	99	1.6%	1.7%	2.85%	AAA
Government	134,501	128,830	5,671	6.8%	6.9%	4.37%	AA
Tax-Exempt Municipal	6,752	6,711	41	0.3%	0.4%	3.44%	AA-
Corporate	1,228,354	1,149,422	78,932	61.8%	61.3%	5.09%	BBB+
Mortgage-Backed	138,740	129,188	9,553	7.0%	6.9%	5.02%	AAA
Asset-Backed	42,253	42,231	22	2.1%	2.3%	1.20%	AA
CMBS	89,120	84,978	4,141	4.5%	4.5%	4.17%	AAA
Private	105,412	100,052	5,360	5.3%	5.3%	5.38%	BBB
Redeemable Preferred	1,752	2,008	(256)	0.1%	0.1%	20.04%	A-
Convertible	4,089	3,666	423	0.2%	0.2%	3.10%	A
Total Fixed Income	1,782,506	1,678,519	103,986	89.7%	89.5%	4.87%	A

Equities:
Perpetual Preferred	13,601	12,983	618	0.7%	0.7%
Common Stock	22,834	16,392	6,442	1.1%	0.9%
Mutual Fund	5,783	3,633	2,151	0.3%	0.2%
Other	4,868	4,868	-	0.2%	0.3%
Total Equities	47,086	37,875	9,211	2.4%	2.0%

Total Invested Assets	$1,988,030	$1,874,833	$113,197	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$145,987	$135,640	$10,347	11.9%	11.8%
Reits	122,210	115,745	6,466	9.9%	10.1%
Basic Industry	114,586	108,018	6,568	9.3%	9.4%
Electric	113,508	101,952	11,557	9.2%	8.9%
Banking	102,364	98,674	3,690	8.3%	8.6%
Insurance	86,954	79,686	7,268	7.1%	6.9%
Technology	85,217	82,029	3,188	6.9%	7.1%
Energy	84,703	78,393	6,311	6.9%	6.8%
Capital Goods	71,890	66,658	5,232	5.9%	5.8%
Natural Gas	68,703	64,718	3,985	5.6%	5.6%
Communications	64,404	59,245	5,158	5.2%	5.2%
Consumer Cyclical	57,256	54,043	3,213	4.7%	4.7%
Transportation	33,760	32,242	1,519	2.7%	2.8%
Finance Companies	26,380	24,560	1,821	2.1%	2.1%
Brokerage	19,246	17,789	1,457	1.6%	1.5%
Industrial Other	18,498	17,850	647	1.5%	1.6%
Financial Other	12,688	12,181	507	1.0%	1.1%
Total Corporate portfolio	$1,228,354	$1,149,422	$78,932	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$187,437	$184,840	$2,597	10.5%	11.0%	4.59%
1-2 Yrs.	158,594	152,011	6,583	8.9%	9.1%	4.50%
2-5 Yrs.	558,996	509,101	49,894	31.4%	30.3%	5.33%
5-10 Yrs.	820,706	779,937	40,769	46.0%	46.5%	4.71%
> 10 Yrs.	56,773	52,629	4,143	3.2%	3.1%	4.77%
Total Fixed Income	$1,782,506	$1,678,519	$103,986	100.0%	100.0%	4.87%

Duration

Fixed Income portfolio duration	4.2	years

12 of 15

Investment Portfolio - Quality Ratings As of March 31, 2014	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$286,733	17.1%
AA	131,560	7.8%
A	383,514	22.8%
BBB	796,767	47.5%
Below Investment Grade	77,621	4.6%
NA	2,323	0.1%
Total Fixed Income	$1,678,519	100.0%

	Amortized Cost	% of Total			Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$4,031	0.4%	AAA		$119	0.1%
AA	66,002	5.7%	AA		4,238	4.2%
A	329,240	28.6%	A		3,740	3.7%
BBB	685,439	59.6%	BBB		85,302	85.3%
Below Investment Grade	64,531	5.6%	Below Investment Grade		6,652	6.6%
NA	178	0.0%	NA		-	—
Total Corporate	$1,149,422	100.0%		Total Private	$100,052	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$74,022	87.1%	AAA		$119,691	92.6%
AA	2,157	2.5%	AA		4,236	3.3%
A	2,430	2.9%	A		1,820	1.4%
BBB	4,000	4.7%	BBB		3,440	2.7%
Below Investment Grade	1,554	1.8%	Below Investment Grade		-	—
NA	816	1.0%	NA		-	—
Total CMBS	$84,978	100.0%		Total Mortgage-Backed	$129,188	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$31,180	73.8%	AAA		$57,089	35.6%
AA	857	2.0%	AA		53,200	33.2%
A	4,395	10.4%	A		39,374	24.6%
BBB	5,260	12.5%	BBB		10,600	6.6%
Below Investment Grade	540	1.3%	Below Investment Grade		-	—
NA	-	—	NA		-	—
Total Asset-Backed	$42,231	100.0%		Total Treasury & Government	$160,263	100.0%

NAIC Designations

1	$637,316	42.6%
2	785,834	52.5%
3	52,686	3.5%
4	10,641	0.7%
5	8,086	0.5%
6	2,634	0.2%
U.S. Insurer Fixed Income (2)	1,497,198	100.0%
Other (3)	219,197
Cash and cash equivalents	158,438
Total Invested Assets	$1,874,833

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 15

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	$ Change	% Change
Net Investment Income by Source
Bonds & notes	$23,210	$22,648	$21,785	$22,217	$21,032	(2,178)	-10.0%
Preferred and common stocks	272	292	277	345	385	113	40.8%
Deposit asset underlying 10% reinsurance treaty	563	(1,061)	829	607	953	390	47.0%
Policy loans and other invested assets	320	327	325	391	388	68	20.9%
Cash & cash equivalents	88	73	54	57	53	(35)	-64.8%
Total investment income	24,453	22,279	23,270	23,617	22,811	(1,642)	-7.1%
Investment expenses	1,237	1,252	1,167	1,211	1,212	(25)	-2.1%
Net investment income	$23,216	$21,027	$22,103	$22,406	$21,599	(1,617)	-7.3%
Fixed income book yield, end of period	5.28%	5.29%	5.19%	4.93%	4.87%	—	—
New money yield	2.75%	2.91%	3.78%	3.01%	3.61%	—	—

						YOY Q1
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.7%	17.5%	16.5%	17.7%	17.1%	-0.6%
AA	7.7%	7.7%	8.0%	7.9%	7.8%	0.1%
A	23.6%	22.9%	23.3%	23.0%	22.8%	-0.8%
BBB	45.7%	46.5%	46.7%	46.2%	47.5%	1.8%
Below Investment Grade	5.3%	5.3%	5.4%	4.8%	4.6%	-0.7%
NA	0.0%	0.1%	0.1%	0.4%	0.1%	0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	na

		As of March 31, 2014				As of March 31, 2014			As of March 31, 2014
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$28,354	$28,822	AAA	United Kingdom	$67,600	$63,835	AAA	$750	$750
2	General Electric Co	26,723	23,760	AA-	Canada	44,540	42,021	AA	13,367	12,507
3	International Business Machines	12,205	11,862	AA-	Australia	43,592	40,675	A	17,196	16,247
4	Province of Ontario Canada	11,133	10,411	AA-	Brazil	21,629	20,685	BBB	11,325	10,600
5	Iberdrola SA	10,528	9,465	BBB	France	21,573	20,567	Below Investment Grade	—	—
6	National Rural Utilities Cooperative	9,919	7,469	A+	Ireland	15,212	13,747	NA	0	—
7	ArcelorMittal	7,807	6,608	BB+	Netherlands	14,274	13,798	Total	$42,638	$40,104
8	Vale SA	7,737	7,097	A-	Bermuda	14,274	13,798
9	Province of Quebec Canada	7,735	7,200	A+	Korea Republic Of	12,161	11,789
10	Altria Group Inc	7,730	6,218	BBB	Italy	11,568	10,874	Non-Government Investments (1)
11	National Fuel Gas Co	7,690	6,555	BBB	Spain	10,934	10,231
12	Enel SpA	7,676	6,981	BBB+	Germany	10,527	10,185	AAA	$—	$—
13	Discover Financial Services	7,627	6,549	BBB-	Switzerland	10,177	9,326	AA	20,811	19,430
14	Washington Real Estate Investment	7,618	7,320	BBB	Luxembourg	10,079	9,345	A	103,584	98,323
15	Prudential Financial Inc	7,446	6,826	A	Mexico	8,224	7,008	BBB	179,313	168,286
16	TransCanada Corp	7,399	7,205	A-	Emerging Markets (2)	13,178	12,595	Below Investment Grade	20,471	18,849
17	Western Union Co/The	7,332	7,284	BBB+	All Other	39,027	36,336	NA	1,752	1,825
18	TTX Co	7,315	7,242	A+	Total	$368,569	$346,817	Total	$325,931	$306,713
19	Phillips 66	7,295	6,406	BBB
20	Whirlpool Corp	7,266	7,058	BBB
21	Tesco PLC	7,112	6,339	BBB+
22	Wells Fargo & Co	7,030	6,780	A
23	AT&T Inc	7,019	5,935	A-
24	Republic of Korea	6,919	6,378	A+
25	MetLife Inc	6,718	6,578	A-
	Total	$239,332	$220,347

	% of total fixed income portfolio	12.0%	11.8%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2009	2010	2011	2012	2013	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014

Recruits	221,920	231,390	244,756	191,752	186,251	46,348	50,358	51,523	38,022	48,306

Life-insurance licensed sales force, beginning of period	100,651	99,785	94,850	91,176	92,373	92,373	90,917	92,227	94,529	95,566
New life-licensed representatives	37,629	34,488	33,711	34,425	34,155	7,165	8,875	9,630	8,485	7,447
Non-renewal and terminated representatives	(38,495)	(39,423)	(37,385)	(33,228)	(30,962)	(8,621)	(7,565)	(7,328)	(7,448)	(7,631)
Life-insurance licensed sales force, end of period	99,785	94,850	91,176	92,373	95,566	90,917	92,227	94,529	95,566	95,382

Issued term life policies	233,837	223,514	237,535	222,558	214,617	50,356	57,622	53,997	52,642	49,320

Issued term life face amount	$80,497	$74,401	$73,146	$68,053	$67,783	$15,709	$17,798	$17,056	$17,219	$15,748

Term life face amount in force, beginning of period	$633,467	$650,195	$656,791	$664,955	$670,412	$670,412	$670,414	$674,355	$676,360	$674,868
Issued term life face amount	80,497	74,401	73,146	68,053	67,783	15,709	17,798	17,056	17,219	15,748
Terminated term life face amount	(74,642)	(70,964)	(66,951)	(61,593)	(57,730)	(14,917)	(13,139)	(14,346)	(15,329)	(14,160)
Foreign currency impact, net	10,873	3,158	1,970	(1,003)	(5,596)	(790)	(719)	(704)	(3,383)	(3,378)
Term life face amount in force, end of period	$650,195	$656,791	$664,955	$670,412	$674,868	$670,414	$674,355	$676,360	$674,868	$673,078

Estimated annualized issued term life premium
Premium from new policies	$193.7	$180.8	$187.6	$176.1	$173.5	$40.2	$45.9	$43.9	$43.5	$40.1
Additions and increases in premium	42.6	44.6	44.9	45.5	48.6	11.4	12.3	12.3	12.5	12.4
Total estimated annualized issued term life premium	$236.3	$225.4	$232.5	$221.5	$222.1	$51.6	$58.2	$56.2	$56.0	$52.5

Investment & Savings product sales	$3,006.6	$3,623.6	$4,265.1	$4,712.2	$5,208.8	$1,365.3	$1,317.7	$1,248.7	$1,277.1	$1,410.8

Investment & Savings average client asset values	$26,845	$31,908	$34,870	$35,904	$41,035	$38,756	$40,326	$41,225	$43,832	$45,063

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